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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 14, 2002

                              --------------------

                                    ICO, INC.
             (Exact name of registrant as specified in its charter)


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
                TEXAS                                 0-10068                              76-0566682
     (State or other jurisdiction                (Commission File                       (I.R.S. Employer
          of incorporation)                           Number)                         Identification No.)
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                              5333 WESTHEIMER ROAD
                                    SUITE 600
                              HOUSTON, TEXAS 77056
              (Address of principal executive offices and zip code)

                                 (713) 351-4100
              (Registrant's telephone number, including area code)

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ITEM 9.           REGULATION FD DISCLOSURE

         On August 14, 2002, ICO, Inc. (the "Company") submitted to the Securities and Exchange Commission the certifications by its chief executive officer and chief financial officer of the Company's quarterly report on Form 10-Q for the quarter ended June 30, 2002 as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, copies of which are attached hereto as Exhibits
99.1 and 99.2.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ICO, INC.


Date:  August 14, 2002             By:    /s/ Jon C. Biro
                                          -------------------------------------
                                   Name:  Jon C. Biro
                                   Title: Chief Financial Officer and Treasurer




                               EXHIBIT INDEX

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
Exhibit 99.1      Certificate of Chief Executive Officer of ICO, Inc. pursuant to 18 U.S.C. Section 1350.

Exhibit 99.2      Certificate of Chief Financial Officer of ICO, Inc. pursuant to 18 U.S.C. Section 1350.
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